POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                  /S/ GORDON M. BETHUNE
                                  ----------------------------------------------
                                  Gordon M. Bethune
                                  Chairman of the Board, Chief Executive Officer and Director
                                  Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001


                                            /S/ JEFFREY J. MISNER
                                            ------------------------------------
                                            Jeffrey J. Misner
                                            Senior Vice President - Finance
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                            /S/ CHRIS T. KENNY
                                            ------------------------------------
                                            Chris T. Kenny
                                            Staff Vice President and Controller
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                            /S/ DAVID BONDERMAN
                                            ------------------------------------
                                            David Bonderman
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                            /S/ THOMAS J. BARRACK, JR.
                                            ------------------------------------
                                            Thomas J. Barrack, Jr.
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: August 15, 2001



                                            /S/ KIRBYJON H. CALDWELL
                                            ------------------------------------
                                            Kirbyjon H. Caldwell
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 15, 2001



                                            /S/ PATRICK FOLEY
                                            ------------------------------------
                                            Patrick Foley
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                            /S/ DOUGLAS H. MCCORKINDALE
                                            ------------------------------------
                                            Douglas H. McCorkindale
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                            /S/ GEORGE G. C. PARKER
                                            ------------------------------------
                                            George G. C. Parker
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 15, 2001



                                            /S/ RICHARD W. POGUE
                                            ------------------------------------
                                            Richard W. Pogue
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001



                                            /S/ WILLIAM S. PRICE III
                                            ------------------------------------
                                            William S. Price III
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 16, 2001


                                            /S/ DONALD L. STURM
                                            ------------------------------------
                                            Donald L. Sturm
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  August 15, 2001




                                            /S/ KAREN HASTIE WILLIAMS
                                            ------------------------------------
                                            Karen Hastie Williams
                                            Director
                                            Continental Airlines, Inc.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,800,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $669,251,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in March 2001), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: August 16, 2001



                                            /S/ CHARLES A. YAMARONE
                                            ------------------------------------
                                            Charles A. Yamarone
                                            Director
                                            Continental Airlines, Inc.